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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                NOVEMBER 4, 2004





                               MRO SOFTWARE, INC.
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             (Exact name of Registrant as specified in its charter)



        MASSACHUSETTS                  0-23852                  04-2448516
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(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)



                       100 CROSBY DRIVE, BEDFORD, MA 01730
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              (Address of principal executive offices and zip code)



               Registrant's telephone number, including area code:
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                                 (781) 280-2000





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Announcement of Results of Operations for Second Quarter
--------------------------------------------------------

On November 4, 2004, the Company announced its results of operations for the quarter and fiscal year ended September 30, 2004.

A copy of the Company's press release dated November 4, 2004 is attached as
Exhibit 99 hereto.

In its press release, the Company announced its net income and earnings per share (EPS) on a GAAP and on a pro forma basis. As presented by the Company, pro forma net income and EPS is adjusted to exclude the amortization of acquired technology and other intangibles and their related tax effects. Management believes that such pro forma net income and EPS information is useful to investors, first because it is important for investors to receive information in a form that is consistent with the Company's past practice, and second because the Company's amortization of intangibles expense is substantially fixed, and is relatively large in comparison with the absolute value of the Company's operating income. The Company believes that by focusing on the impact of expenses that are to a greater extent subject to control by the Company's management during the period reported, pro forma net income and EPS provide investors with a more direct perspective on the performance of the Company and its management.



ITEM 9.01.   EXHIBITS

             EXHIBIT
             NUMBER            DESCRIPTION OF EXHIBIT
             ------            ----------------------

               99              Press Release issued by MRO Software, Inc. on
                               November 4, 2004



SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:       November 4, 2004                     MRO SOFTWARE, INC.


                                                 /s/  Craig Newfield
                                                 ------------------------------
                                                 By:  Craig Newfield
                                                 Title:  V.P. & General Counsel




                                  EXHIBIT INDEX
                                  -------------

EXHIBIT
NUMBER         DESCRIPTION OF EXHIBIT
------         ----------------------

  99           Press Release issued by MRO Software, Inc. on November 4, 2004